UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2007
GLOBAL AXCESS CORP
(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-17874 (Commission File Number)	88-0199674 (IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida (Address of principal executive offices)	32256 (Zip Code)

Registrant’s telephone number, including area code: (904) 280-3950

Copies to:
Gregory Sichenzia, Esq.
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In October 2007, a lawsuit was filed by Camofi Master LDC (the “Plaintiff”), Case No. 07-CIV-9317, claiming negligent misrepresentation by Global Axcess Corp (“Global”) of its financial condition as disclosed in its reports filed with the Securities Exchange Commission in 2005, resulting in the loss of its investment by Plaintiff made pursuant to that certain securities purchase agreement entered on October 27, 2005 as part of a convertible debt placement with Global. Global disagrees with all claims set forth in this claim and intends to vigorously defend against this lawsuit.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP

Dated: October 25, 2007	By:	/s/ George McQuain
	Name:	George McQuain
	Title:	Chief Executive Officer